UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 14, 2008
(Date of earliest event reported)
Akorn, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-32360	72-0717400
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS 60089
(Address of principal executive offices, zip code)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 14, 2008, Akorn, Inc. (“Akorn”), entered into an Amendment to the Exclusive Distribution Agreement (the “Distribution Agreement Amendment”) with Massachusetts Biologic Laboratories of the University of Massachusetts Medical School (“MBL”). In accordance with the Binding Term Sheet dated as of July 3, 2008, between the parties, the Distribution Agreement Amendment modified several of the terms and provisions of the Exclusive Distribution Agreement dated as of March 22, 2007 (the “Original Distribution Agreement”). Among other things, the Distribution Agreement Amendment amends the Original Distribution Agreement to: (i) allow Akorn to destroy its remaining inventory of Tetanus Diphtheria vaccine, 15 dose/vial, in exchange for receiving an equivalent number of doses of preservative — free Tetanus Diphtheria vaccine, 1 dose/vial (the “Single-dose Product”) at no additional cost other than destruction and documentation expenses; (ii) reduce the aggregate purchase price of the Single-dose Product during the first year of the Original Distribution Agreement by approximately 14.4%; (iii) reduce Akorn’s purchase commitment for the second year of the Original Distribution Agreement by approximately 34.7%; and (iv) reduce Akorn’s purchase commitment for the third year of the Original Distribution Agreement by approximately 39.5%.
     In connection with the Distribution Agreement Amendment, Akorn and MBL also entered into a Mutual Release (“Mutual Release”) on July 14, 2008, in order to resolve their disputes in connection with the Original Distribution Agreement and to release all claims against each other arising prior to the effective date of the Distribution Agreement Amendment.
     The descriptions of the Distribution Agreement Amendment and Mutual Release herein are only summaries and are qualified in their entirety by the full text of such documents, which are filed as an exhibits hereto and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Amendment to the Exclusive Distribution Agreement dated as of July 3, 2008, by and between Akorn, Inc. and Massachusetts Biologic Laboratories of the University of Massachusetts Medical School*

10.2	Mutual Release dated as of July 3, 2008, by and between Akorn, Inc. and Massachusetts Biologic Laboratories of the University of Massachusetts Medical School

*	Confidential Treatment Requested for portions of this exhibit Under 17 C.F.R. §§ 200.80(b)(4), 200.83 and 240.24b-2.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary

Date: July 17, 2008